SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

April 1, 2003

Date of report (Date of earliest event reported)

PepsiAmericas, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-15019	13-6167838
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 Dain Rauscher Plaza

60 South Sixth Street

Minneapolis, Minnesota 55402

(Address of Principal Executive Offices, including Zip Code)

(612) 661-3883

(Registrant’s Telephone Number, including Area Code)

ITEM 7.                                                     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)                                  Exhibits.

Exhibit 99                                             Press release reiterating expectations for fiscal 2003, announcing reduction in workforce and refining first quarter expectations, dated April 1, 2003.

ITEM 9.                                                     REGULATION FD DISCLOSURE.

                                                Pursuant to the interim guidance provided in Release No. 33-8216, the registrant hereby furnishes disclosure regarding its release of material non-public information relating to its results of operations for a completed quarterly fiscal period under Item 12 of Form 8-K.

                                                On April 1, 2003, the registrant publicly announced, among other things, refined expectations regarding its results of operations for the first quarter of 2003.  For further information, please refer to the press release attached hereto as Exhibit 99, which is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 2, 2003	PepsiAmericas, Inc.

	By:	/s/ G. Michael Durkin, Jr.
G. Michael Durkin, Jr.
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit 99                                             Press release reiterating expectations for fiscal 2003, announcing reduction in workforce and refining first quarter expectations, dated April 1, 2003.